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                                                                      Exhibit 23


                        Consent of Independent Auditors
                        -------------------------------


The Board of Directors and Stockholders
Applied Graphics Technologies, Inc.:

We consent to the use of our report included herein the Form 8-K.


/s/ KPMG Peat Marwick LLP
Stamford, Connecticut
June 8, 1998